UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05446

Intermediate Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Courtney R. Taylor

Intermediate Bond Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Invest for income
guided by caution.

Intermediate Bond Fund of America® Annual report for the year ended August 31, 2014

Intermediate Bond Fund of America seeks to provide current income consistent with the maturity and quality standards described in the prospectus and preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2014 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 2.50% maximum sales charge	–1.27%	1.84%	2.45%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.61% for Class A shares as of the prospectus dated November 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2014, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.67%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.27%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Contents

4	The value of a long-term perspective
5	Summary investment portfolio
9	Financial statements
27	Board of trustees and other officers

Fellow investors:

Following a sharp rise in interest rates in 2013, bond yields reversed course roughly halfway through the fiscal year for Intermediate Bond Fund of America. With a resulting bond market rally, the fund returned 2.50% for the 12-month period ended August 31, 2014.

By way of comparison, the unmanaged Barclays U.S. Government/Credit 1-7 Years ex BBB Index — a broad measure of the market in which the fund invests — returned 2.20%. Meanwhile, the Lipper Short-Intermediate Investment Grade Debt Funds Average posted a return of 3.00%. This peer group measure includes some funds that, unlike this fund, hold below investment-grade bonds (rated BB/Ba and below), such as high-yield corporates, which generated strong gains over the past year. Results for longer time periods are shown in the table below.

Fund investors who reinvested monthly dividends totaling about 17 cents a share earned an income return of 1.31% over the 12 months. For investors who took their dividends in cash, the figure was 1.30%. The fund’s share price increased from $13.40 to $13.56.

Results at a glance

For periods ended August 31, 2014, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since 2/19/88)

Intermediate Bond Fund of America (Class A shares)	2.50%	1.28%	2.60%	2.76%	5.08%
Barclays U.S. Government/ Credit 1–7 Years ex BBB Index*	2.20	1.35	2.67	3.55	5.78
Lipper Short-Intermediate Investment Grade Debt Funds Average	3.00	2.41	3.75	3.59	5.55

*	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Intermediate Bond Fund of America	1

Tumbling Treasury yields caught many investors by surprise in 2014

At the start of the year, few investors expected interest rates to fall, but that is exactly what happened from January to August. Pressured by weaker-than-expected economic growth and geopolitical tensions abroad, the yield on the benchmark 10-year Treasury note declined 65 basis points to 2.35%, near its lowest level of the year.

Bond market overview

During the second half of 2013, U.S. bond yields moved sharply higher amid investor concerns about a planned reduction in the Federal Reserve’s bond buying program, known as quantitative easing (QE). Many investors worried that the so-called “tapering” of Fed purchases would remove a major buyer from the bond market and trigger upward movement in rates. However, investor sentiment reversed in January as slowing U.S. economic growth caused some to question the expected timetable for higher rates. The timetable was a classic over-extrapolation and took valuations to lower levels. Therefore, virtually any form of bad news would cause the bond market to rally. During the winter months, severe weather hampered business transactions in many regions, resulting in lower-than-expected economic activity.

Yields fell further as rising geopolitical tensions in Ukraine and the Middle East spurred demand for safe-haven assets, including U.S. Treasury and high-grade corporate bonds. Greater demand for U.S. bonds from foreign investors and corporate pension plans also served to keep rates low. During the eight months from January to August, the yield on the benchmark 10-year Treasury note fell from 3.00% to 2.35%, close to its lowest point of the year.

Persistent downward pressure on rates came despite a sizable reduction in the Fed’s QE program. Prompted by an improving jobless rate and generally benign inflation, the Fed cut its bond purchases from $85 billion a month in January to $15 billion a month by the end of August. The stimulus program is expected to come to an end in October.

Inside the portfolio

The fund gradually moved into a more defensive position over the 12-month period, reducing credit-related exposure. The fund’s managers sold corporate bonds and mortgage-backed securities as those investments rallied, while adding to their holdings of U.S. Treasuries and Treasury Inflation Protected Securities, or TIPS. The fund now has its highest ever allocation to TIPS (6.48%) — not because managers expect U.S. inflation to rise any time soon, but because the market’s muted inflation expectations have caused TIPS to trade at relatively attractive valuations. Managers also added to asset-backed securities, where they identified pockets of value.

Fund holdings in U.S. Treasury and agency bonds increased during the period, representing 55% of the portfolio at the end of August,

2	Intermediate Bond Fund of America

The fund gradually moved into
a more defensive position over
the 12-month period, reducing
credit-related exposure.

compared to 44% at the start of the fiscal year. Corporate bonds were reduced from 30% of the portfolio to 24%. And mortgage-backed securities were cut from 13% to 12%. Corporates and mortgages were reduced largely on the basis of high valuations. As those sectors rallied, managers sold some of their holdings to lock in the gains.

Unchanged from previous years, the fund continues to focus on high-quality U.S. government, agency, mortgage-related and corporate bonds with maturities of roughly three to five years. During this fiscal year, managers put a significant portion of the fund into four- and five-year bonds, surmising correctly that rates would not rise rapidly over the course of the full year. The fund also held some long-duration bonds that rallied strongly. Overall duration of the portfolio is up from the prior year.

Looking ahead

Managers believe U.S. economic growth is poised to accelerate over the next year, and they expect inflation to gradually increase as well. This combination likely will result in modestly higher interest rates heading into 2015, though managers do not expect rates to rise quickly — relative to market expectations — and they believe there may be significant periods of economic uncertainty when bonds will rally. In addition, managers feel that sporadic market volatility is likely as Fed officials wind down the QE program and ponder future short-term rate increases, which are likely to come sometime in mid to late 2015.

While managers do expect interest rates to climb eventually, the key questions are “when” and “by how much?” Even with an improving U.S. economy and the end of QE, other factors continue to offset those events. The European Central Bank, Bank of Japan and other central banks are dramatically stepping up their monetary stimulus measures. That puts downward pressure on all global bond yields and makes U.S. Treasuries relatively attractive, particularly at a time when 10-year German government bonds are yielding approximately 1%.

In this environment, U.S. rate increases may come at a gradual pace and take longer than consensus expectations. When rates do move higher, existing bonds can lose some value in the short term. However, as bonds move toward maturity and approach par value, the proceeds can be reinvested in less expensive bonds at higher yields, providing more income and contributing to higher total return. That is not necessarily a bad environment for active bond managers like us who take a measured, long-term approach to the market.

We are grateful for your continued support, and we look forward to reporting to you again in six months.

Sincerely,

Mark A. Brett
President

October 9, 2014

For current information about the fund, visit americanfunds.com.

Intermediate Bond Fund of America	3

The value of a long-term perspective

How a $10,000 investment has grown (for the period February 19, 1988, to August 31, 2014, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
[3]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	Results of the Lipper Short-Intermediate Investment Grade Debt Funds Average do not reflect any sales charges.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period February 19, 1988, through August 31, 1988.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2014)*

	1 year	5 years	10 years

Class A shares	–0.04%	2.08%	2.50%

*	Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

4	Intermediate Bond Fund of America

Summary investment portfolio August 31, 2014

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	55.28%
AAA/Aaa	14.23
AA/Aa	7.49
A/A	13.44
BBB/Baa	5.65
Unrated	.04
Other	.03
Short-term securities & other assets less liabilities	3.84

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The information in the portfolio quality summary table is not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 96.13%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 52.41%
U.S. Treasury 45.93%
U.S. Treasury 0.25% 2015	$175,000	$175,172
U.S. Treasury 4.125% 2015	50,000	51,419
U.S. Treasury 4.25% 2015	50,000	51,965
U.S. Treasury 0.625% 2016	215,000	214,858
U.S. Treasury 0.625% 2016	175,000	175,035
U.S. Treasury 0.625% 2016	94,475	94,706
U.S. Treasury 0.875% 2016	152,000	153,028
U.S. Treasury 1.50% 2016[1]	60,000	61,141
U.S. Treasury 2.00% 2016	70,000	71,880
U.S. Treasury 2.375% 2016	50,000	51,594
U.S. Treasury 4.50% 2016	47,500	50,387
U.S. Treasury 5.125% 2016	96,500	104,209
U.S. Treasury 7.50% 2016	40,000	46,017
U.S. Treasury 0.625% 2017	318,075	316,004
U.S. Treasury 0.75% 2017	89,750	89,365
U.S. Treasury 0.875% 2017	145,000	145,178
U.S. Treasury 0.875% 2017	90,000	90,085
U.S. Treasury 1.00% 2017	277,250	278,719
U.S. Treasury 2.50% 2017	153,750	160,555
U.S. Treasury 4.50% 2017	60,000	65,831
U.S. Treasury 4.625% 2017	115,000	125,878
U.S. Treasury 8.75% 2017	25,000	30,309
U.S. Treasury 1.25% 2018	84,000	83,314
U.S. Treasury 1.25% 2018	41,750	41,424
U.S. Treasury 3.50% 2018	50,000	53,912
U.S. Treasury 1.50% 2019	168,900	168,148
U.S. Treasury 1.625% 2019	564,165	564,628
U.S. Treasury 1.625% 2019	473,050	473,107

Intermediate Bond Fund of America	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.625% 2019	$129,500	$141,818
U.S. Treasury 2.25% 2021	40,900	41,566
U.S. Treasury 1.75% 2022	56,800	55,265
U.S. Treasury 6.25% 2023	25,000	33,191
U.S. Treasury 0.25%—8.75% 2015—2043	289,275	312,839
		4,572,547

U.S. Treasury inflation-protected securities 6.48%
U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	208,483	212,346
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	43,007	43,791
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	216,516	224,232
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	71,324	81,507
U.S. Treasury Inflation-Protected Security 0.13%—2.40% 2015—2026[2]	80,341	82,504
		644,380

Total U.S. Treasury bonds & notes		5,216,927

Corporate bonds & notes 24.07%
Financials 7.88%
Other securities		784,556

Information technology 0.78%
International Business Machines Corp. 1.25%—2.00% 2016—2018	26,650	26,996
Other securities		50,277
		77,273

Other 15.41%
Other securities		1,534,690

Total corporate bonds & notes		2,396,519

Mortgage-backed obligations 11.87%
Federal agency mortgage-backed obligations 7.34%
Fannie Mae 4.00% 2044[3,4]	56,905	60,107
Fannie Mae 4.50% 2044[3,4]	180,438	194,397
Fannie Mae 4.50% 2044[3,4]	114,513	123,674
Fannie Mae 0%—11.50% 2015—2047[3,4,5]	164,405	171,435
Freddie Mac 0%—6.54% 2023—2041[3,5]	29,406	31,010
Government National Mortgage Assn. 4.00% 2044[3]	33,740	36,006
Government National Mortgage Assn. 4.00% 2044[3]	33,010	35,171
Government National Mortgage Assn. 0.80%—6.64% 2042—2064[3,5,6]	73,030	78,649
		730,449

Collateralized mortgage-backed (privately originated) 0.16%
Freddie Mac 1.16%—3.56% 2023—2024[3,5]	13,865	13,994
Other securities		1,631
		15,625

Other 4.37%
Other securities		435,796

Total mortgage-backed obligations		1,181,870

Asset-backed obligations 3.06%
Other securities		304,361

Federal agency bonds & notes 2.87%
Fannie Mae, Series 2012-M13, multifamily 1.246% 2017[3]	41,712	41,875
Fannie Mae 0.50%—3.51% 2014—2024[3,5]	137,185	138,945
Freddie Mac 0.75%—4.88% 2018—2023[3,5]	76,075	76,624
Other securities		28,773
		286,217

6	Intermediate Bond Fund of America

	Principal amount (000)	Value (000)
Other 1.85%
Other securities		$184,093

Total bonds, notes & other debt instruments (cost: $9,442,574,000)		9,569,987

Preferred securities 0.03%	Shares
U.S. government agency securities 0.03%
Other securities		2,896

Total preferred securities (cost: $3,985,000)		2,896

Short-term securities 8.16%	Principal amount (000)
Coca-Cola Co. 0.11%—0.12% due 10/6/2014—11/19/2014[7]	$62,600	62,594
E.I. duPont de Nemours and Co. 0.08% due 9/3/2014[7]	40,000	40,000
Fannie Mae 0.08%—0.11% due 12/2/2014—3/16/2015	230,400	230,336
Federal Farm Credit Banks 0.13% due 5/29/2015	35,000	34,972
Freddie Mac 0.09%—0.14% due 2/3/2015—6/10/2015	158,000	157,918
IBM Corp. 0.08%—0.10% due 9/22/2014—9/29/2014[7]	101,816	101,813
John Deere Financial Ltd. 0.08% due 9/11/2014[7]	36,200	36,199
Merck & Co. Inc. 0.08% due 10/1/2014[7]	45,000	44,998
Other securities		103,580

Total short-term securities (cost: $812,340,000)		812,410
Total investment securities 104.32% (cost: $10,258,899,000)		10,385,293
Other assets less liabilities (4.32)%		(430,464)
Net assets 100.00%		$9,954,829

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Intermediate Bond Fund of America	7

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $496,625,000 over the prior eight-month period.

					Unrealized
					appreciation
				Notional	(depreciation) at
Pay/receive	Floating rate	Fixed	Expiration	amount	8/31/2014
floating rate	index	rate	date	(000)	(000)
Receive	3-month USD-LIBOR	1.3875%	7/2/2018	$30,000	$75
Pay	3-month USD-LIBOR	1.732	6/27/2019	230,000	28
Pay	3-month USD-LIBOR	1.7075	7/1/2019	60,000	(69)
Pay	3-month USD-LIBOR	1.7425	7/15/2019	190,000	13
Pay	3-month USD-LIBOR	1.814	7/29/2019	125,000	380
Pay	3-month USD-LIBOR	1.821	7/31/2019	112,000	375
Pay	3-month USD-LIBOR	1.799	8/8/2019	120,000	240
Pay	3-month USD-LIBOR	1.773	8/11/2019	123,000	74
Pay	3-month USD-LIBOR	1.7725	8/11/2019	127,000	72
Pay	3-month USD-LIBOR	1.742	8/12/2019	60,000	(52)
Receive	3-month USD-LIBOR	2.419	6/9/2022	40,000	(496)
Receive	3-month USD-LIBOR	2.657	7/3/2024	60,000	(964)
Receive	3-month USD-LIBOR	2.7435	7/7/2024	40,000	(950)
Receive	3-month USD-LIBOR	2.632	7/15/2024	75,000	(1,020)
Receive	3-month USD-LIBOR	2.6045	7/29/2024	75,000	(814)
Receive	3-month USD-LIBOR	2.683	8/4/2024	26,000	(461)
Receive	3-month USD-LIBOR	2.7445	8/4/2024	50,000	(1,164)
Receive	3-month USD-LIBOR	3.269	5/9/2034	4,000	(193)
Receive	3-month USD-LIBOR	3.34	6/27/2044	70,000	(3,970)
Receive	3-month USD-LIBOR	3.318	7/2/2044	7,000	(365)
Receive	3-month USD-LIBOR	3.206	7/31/2044	28,000	(823)
Receive	3-month USD-LIBOR	3.238	8/8/2044	30,000	(1,069)
					$(11,153)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $28,842,000, which represented .29% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	A portion or all of the security purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $35,479,000, which represented .36% of the net assets of the fund.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,118,136,000, which represented 11.23% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

8	Intermediate Bond Fund of America

Financial statements

Statement of assets and liabilities
at August 31, 2014	(dollars in thousands)

Assets:
Investment securities, at value (cost: $10,258,899)		$10,385,293
Cash		1,401
Receivables for:
Sales of investments	$779,931
Sales of fund’s shares	15,510
Interest	42,436	837,877
		11,224,571
Liabilities:
Payables for:
Purchases of investments	1,251,353
Repurchases of fund’s shares	9,836
Dividends on fund’s shares	349
Investment advisory services	1,736
Services provided by related parties	3,922
Trustees’ deferred compensation	263
Variation margin	2,090
Other	193	1,269,742
Net assets at August 31, 2014		$9,954,829

Net assets consist of:
Capital paid in on shares of beneficial interest		$9,877,537
Undistributed net investment income		986
Accumulated net realized loss		(38,935)
Net unrealized appreciation		115,241
Net assets at August 31, 2014		$9,954,829

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (733,972 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$6,296,099	464,213	$13.56
Class B	18,457	1,361	13.56
Class C	145,572	10,733	13.56
Class F-1	316,707	23,351	13.56
Class F-2	542,009	39,963	13.56
Class 529-A	366,976	27,057	13.56
Class 529-B	2,073	153	13.56
Class 529-C	75,643	5,577	13.56
Class 529-E	17,592	1,297	13.56
Class 529-F-1	74,110	5,464	13.56
Class R-1	10,979	809	13.56
Class R-2	128,058	9,442	13.56
Class R-2E	10	1	13.56
Class R-3	153,182	11,294	13.56
Class R-4	111,790	8,242	13.56
Class R-5	24,202	1,784	13.56
Class R-6	1,671,370	123,231	13.56

See Notes to Financial Statements

Intermediate Bond Fund of America	9

Statement of operations
for the year ended August 31, 2014	(dollars in thousands)

Investment income:
Income:
Interest		$178,362
Fees and expenses*:
Investment advisory services	$19,964
Distribution services	22,370
Transfer agent services	10,946
Administrative services	2,197
Reports to shareholders	499
Registration statement and prospectus	302
Trustees’ compensation	95
Auditing and legal	121
Custodian	25
Other	599	57,118
Net investment income		121,244

Net realized gain and unrealized appreciation on investments and interest rate swaps:
Net realized gain (loss) on:
Investments	65,518
Interest rate swaps	(298)	65,220
Net unrealized appreciation (depreciation) on:
Investments	61,625
Interest rate swaps	(11,153)	50,472
Net realized gain and unrealized appreciation on investments and interest rate swaps		115,692

Net increase in net assets resulting from operations		$236,936

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

  (dollars in thousands)

	Year ended August 31
	2014	2013

Operations:
Net investment income	$121,244	$120,928
Net realized gain on investments and interest rate swaps	65,220	28,451
Net unrealized appreciation (depreciation) on investments and interest rate swaps	50,472	(299,754)
Net increase (decrease) in net assets resulting from operations	236,936	(150,375)

Dividends paid or accrued to shareholders from net investment income	(121,445)	(135,040)

Net capital share transactions	533,172	(122,161)

Total increase (decrease) in net assets	648,663	(407,576)

Net assets:
Beginning of year	9,306,166	9,713,742
End of year (including undistributed and distributions in excess of net investment income: $986 and $(1,023), respectively)	$9,954,829	$9,306,166

See Notes to Financial Statements

10	Intermediate Bond Fund of America

Notes to financial statements

1. Organization

Intermediate Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income consistent with the maturity and quality standards described in the prospectus and preservation of capital.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None
*	Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Intermediate Bond Fund of America	11

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment

12	Intermediate Bond Fund of America

adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2014, all of the fund’s investments were classified as Level 2.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Intermediate Bond Fund of America	13

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

14	Intermediate Bond Fund of America

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of interest rate swaps as of August 31, 2014 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Interest rate swaps	Variation margin	$—	Variation margin	$2,090

	Net realized loss		Net unrealized depreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Interest rate swaps	Net realized loss on interest rate swaps	$(298)	Net unrealized depreciation on interest rate swaps	$(11,153)

Collateral — The fund participates in a collateral program due to its use of interest rate swaps. The program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state tax authorities for tax years before 2009.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2014, the fund reclassified $2,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $2,212,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after August 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Intermediate Bond Fund of America	15

As of August 31, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$2,568
Capital loss carryforward expiring 2018*	(34,611)
Gross unrealized appreciation on investment securities	130,479
Gross unrealized depreciation on investment securities	(9,519)
Net unrealized appreciation on investment securities	120,960
Cost of investment securities	10,264,333

*	Reflects the utilization of capital loss carryforward of $31,663,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2014	2013
Class A	$80,646	$96,681
Class B	140	327
Class C	850	1,583
Class F-1	6,677	7,945
Class F-2	4,016	3,997
Class 529-A	4,457	5,347
Class 529-B	13	36
Class 529-C	343	536
Class 529-E	174	217
Class 529-F-1	1,056	1,197
Class R-1	57	97
Class R-2	666	1,013
Class R-2E*	—
Class R-3	1,459	1,823
Class R-4	1,485	1,775
Class R-5	566	764
Class R-6	18,840	11,702
Total	$121,445	$135,040

*	Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2014, the investment advisory services fee was $19,964,000, which was equivalent to an annualized rate of 0.212% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay

16	Intermediate Bond Fund of America

service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period September 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended August 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$15,166	$8,185	$626	Not applicable
Class B	254	34	Not applicable	Not applicable
Class C	1,693	218	85	Not applicable
Class F-1	1,329	697	267	Not applicable
Class F-2	Not applicable	254	133	Not applicable
Class 529-A	846	406	187	$352
Class 529-B	30	4	1	3
Class 529-C	797	93	40	76
Class 529-E	89	11	9	17
Class 529-F-1	—	81	37	70
Class R-1	113	14	6	Not applicable
Class R-2	996	528	68	Not applicable
Class R-2E*	—	—	—	Not applicable
Class R-3	765	275	77	Not applicable
Class R-4	292	124	59	Not applicable
Class R-5	Not applicable	20	18	Not applicable
Class R-6	Not applicable	2	584	Not applicable
Total class-specific expenses	$22,370	$10,946	$2,197	$518

*	Class R-2E shares were offered beginning August 29, 2014.

Intermediate Bond Fund of America	17

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $95,000 in the fund’s statement of operations includes $60,000 in current fees (either paid in cash or deferred) and a net increase of $35,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended August 31, 2014

Class A	$1,346,038	99,652	$78,485	5,807	$(1,621,427)	(120,116)	$(196,904)	(14,657)
Class B	3,858	286	138	10	(20,813)	(1,543)	(16,817)	(1,247)
Class C	32,334	2,396	824	61	(92,732)	(6,873)	(59,574)	(4,416)
Class F-1	196,510	14,561	6,633	491	(468,693)	(34,582)	(265,550)	(19,530)
Class F-2	436,237	32,161	3,389	251	(71,914)	(5,323)	367,712	27,089
Class 529-A	72,361	5,358	4,456	330	(99,029)	(7,336)	(22,212)	(1,648)
Class 529-B	551	41	13	1	(2,865)	(212)	(2,301)	(170)
Class 529-C	15,388	1,139	341	25	(27,668)	(2,050)	(11,939)	(886)
Class 529-E	3,581	265	173	13	(5,315)	(394)	(1,561)	(116)
Class 529-F-1	15,670	1,160	1,054	78	(19,426)	(1,440)	(2,702)	(202)
Class R-1	2,738	203	57	4	(4,187)	(310)	(1,392)	(103)
Class R-2	31,645	2,344	663	49	(48,124)	(3,564)	(15,816)	(1,171)
Class R-2E†	10	1	—	—	—	—	10	1
Class R-3	45,135	3,343	1,448	107	(56,185)	(4,163)	(9,602)	(713)
Class R-4	39,740	2,944	1,487	110	(46,685)	(3,455)	(5,458)	(401)
Class R-5	13,948	1,033	565	41	(32,676)	(2,419)	(18,163)	(1,345)
Class R-6	855,392	63,311	18,925	1,399	(78,876)	(5,842)	795,441	58,868
Total net increase (decrease)	$3,111,136	230,198	$118,651	8,777	$(2,696,615)	(199,622)	$533,172	39,353

Year ended August 31, 2013

Class A	$1,853,301	135,322	$93,726	6,857	$(2,216,704)	(162,422)	$(269,677)	(20,243)
Class B	8,788	641	322	24	(34,891)	(2,551)	(25,781)	(1,886)
Class C	52,049	3,800	1,520	111	(139,311)	(10,195)	(85,742)	(6,284)
Class F-1	197,845	14,480	7,852	574	(199,200)	(14,568)	6,497	486
Class F-2	121,853	8,884	3,204	234	(236,236)	(17,257)	(111,179)	(8,139)
Class 529-A	101,924	7,440	5,325	390	(109,064)	(8,005)	(1,815)	(175)
Class 529-B	1,280	93	35	2	(5,461)	(399)	(4,146)	(304)
Class 529-C	19,813	1,447	535	39	(34,852)	(2,556)	(14,504)	(1,070)
Class 529-E	5,142	375	216	16	(5,847)	(429)	(489)	(38)
Class 529-F-1	19,405	1,419	1,191	87	(20,413)	(1,494)	183	12
Class R-1	4,229	308	97	7	(8,829)	(646)	(4,503)	(331)
Class R-2	47,343	3,455	1,008	74	(65,377)	(4,780)	(17,026)	(1,251)
Class R-3	63,457	4,632	1,803	132	(74,034)	(5,416)	(8,774)	(652)
Class R-4	44,429	3,242	1,765	129	(61,936)	(4,529)	(15,742)	(1,158)
Class R-5	13,802	1,010	763	56	(21,608)	(1,578)	(7,043)	(512)
Class R-6	488,402	35,658	11,667	855	(62,489)	(4,586)	437,580	31,927
Total net increase (decrease)	$3,043,062	222,206	$131,029	9,587	$(3,296,252)	(241,411)	$(122,161)	(9,618)

*	Includes exchanges between share classes of the fund.
†	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,408,179,000 and $9,963,118,000, respectively, during the year ended August 31, 2014.

18	Intermediate Bond Fund of America

Financial highlights

		Income (loss) from investment operations[1]
			Net gains
			(losses) on						Ratio of	Ratio of	Ratio of
	Net asset		securities		Dividends	Net asset			expenses	expenses	net income
	value,	Net	(both	Total from	(from net	value,		Net assets,	to average net	to average net	(loss) to
	beginning	investment	realized and	investment	investment	end	Total	end of period	assets before	assets after	average
	of period	income	unrealized)	operations	income)	of period	return[2,3]	(in millions)	reimbursements	reimbursements[3]	net assets[3]
Class A:
Year ended 8/31/2014	$13.40	$.17	$.16	$.33	$(.17)	$13.56	2.50%	$6,296	.61%	.61%	1.29%
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	13.40	(1.46)	6,416	.60	.60	1.26
Year ended 8/31/2012	13.66	.24	.15	.39	(.26)	13.79	2.86	6,884	.61	.61	1.76
Year ended 8/31/2011	13.65	.30	.02	.32	(.31)	13.66	2.36	6,436	.60	.60	2.18
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.91	6,723	.62	.62	2.51
Class B:
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	13.56	1.75	18	1.35	1.35	.55
Year ended 8/31/2013	13.79	.07	(.37)	(.30)	(.09)	13.40	(2.20)	35	1.35	1.35	.52
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.10	62	1.35	1.35	1.04
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.60	96	1.36	1.36	1.44
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.12	175	1.36	1.36	1.78
Class C:
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	13.56	1.70	146	1.40	1.40	.50
Year ended 8/31/2013	13.79	.06	(.37)	(.31)	(.08)	13.40	(2.24)	203	1.40	1.40	.47
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.05	296	1.40	1.40	.98
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.55	335	1.41	1.41	1.39
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.07	414	1.41	1.41	1.72
Class F-1:
Year ended 8/31/2014	13.40	.17	.16	.33	(.17)	13.56	2.46	317	.65	.65	1.25
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	13.40	(1.49)	574	.64	.64	1.23
Year ended 8/31/2012	13.66	.23	.15	.38	(.25)	13.79	2.80	585	.67	.67	1.70
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.31	550	.65	.65	2.13
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.86	573	.67	.67	2.45
Class F-2:
Year ended 8/31/2014	13.40	.21	.16	.37	(.21)	13.56	2.74	542	.37	.37	1.51
Year ended 8/31/2013	13.79	.20	(.37)	(.17)	(.22)	13.40	(1.24)	172	.39	.39	1.49
Year ended 8/31/2012	13.66	.27	.15	.42	(.29)	13.79	3.13	290	.35	.35	2.01
Year ended 8/31/2011	13.65	.33	.02	.35	(.34)	13.66	2.63	282	.34	.34	2.44
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.21	256	.34	.34	2.79
Class 529-A:
Year ended 8/31/2014	13.40	.16	.16	.32	(.16)	13.56	2.41	367	.70	.70	1.19
Year ended 8/31/2013	13.79	.16	(.37)	(.21)	(.18)	13.40	(1.55)	385	.70	.70	1.16
Year ended 8/31/2012	13.66	.22	.15	.37	(.24)	13.79	2.76	398	.70	.70	1.66
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.29	331	.68	.68	2.11
Year ended 8/31/2010	13.10	.32	.56	.88	(.33)	13.65	6.83	284	.69	.69	2.43
Class 529-B:
Year ended 8/31/2014	13.40	.06	.16	.22	(.06)	13.56	1.62	2	1.48	1.48	.42
Year ended 8/31/2013	13.79	.05	(.37)	(.32)	(.07)	13.40	(2.32)	4	1.48	1.48	.39
Year ended 8/31/2012	13.66	.12	.15	.27	(.14)	13.79	1.96	9	1.48	1.48	.90
Year ended 8/31/2011	13.65	.18	.02	.20	(.19)	13.66	1.48	13	1.47	1.47	1.32
Year ended 8/31/2010	13.10	.22	.56	.78	(.23)	13.65	6.00	24	1.48	1.48	1.65

Intermediate Bond Fund of America	19

Financial highlights

		Income (loss) from investment operations[1]
			Net gains
			(losses) on							Ratio of	Ratio of	Ratio of
	Net asset		securities		Dividends	Net asset				expenses	expenses	net income
	value,	Net	(both	Total from	(from net	value,		Net assets,		to average net	to average net	(loss) to
	beginning	investment	realized and	investment	investment	end	Total	end of period		assets before	assets after	average
	of period	income	unrealized)	operations	income)	of period	return[2,3]	(in millions)		reimbursements	reimbursements[3]	net assets[3]
Class 529-C:
Year ended 8/31/2014	$13.40	$.06	$.16	$.22	$(.06)	$13.56	1.62%	$76		1.47%	1.47%	.42%
Year ended 8/31/2013	13.79	.05	(.37)	(.32)	(.07)	13.40	(2.31)	87		1.47	1.47	.40
Year ended 8/31/2012	13.66	.12	.15	.27	(.14)	13.79	1.97	104		1.47	1.47	.89
Year ended 8/31/2011	13.65	.18	.02	.20	(.19)	13.66	1.49	92		1.46	1.46	1.32
Year ended 8/31/2010	13.10	.22	.56	.78	(.23)	13.65	6.01	97		1.47	1.47	1.65
Class 529-E:
Year ended 8/31/2014	13.40	.13	.16	.29	(.13)	13.56	2.18	18		.92	.92	.97
Year ended 8/31/2013	13.79	.13	(.37)	(.24)	(.15)	13.40	(1.78)	19		.93	.93	.93
Year ended 8/31/2012	13.66	.19	.15	.34	(.21)	13.79	2.51	20		.94	.94	1.42
Year ended 8/31/2011	13.65	.25	.02	.27	(.26)	13.66	2.00	16		.96	.96	1.83
Year ended 8/31/2010	13.10	.29	.56	.85	(.30)	13.65	6.54	14		.97	.97	2.16
Class 529-F-1:
Year ended 8/31/2014	13.40	.19	.16	.35	(.19)	13.56	2.64	74		.48	.48	1.42
Year ended 8/31/2013	13.79	.19	(.37)	(.18)	(.21)	13.40	(1.33)	76		.47	.47	1.39
Year ended 8/31/2012	13.66	.25	.15	.40	(.27)	13.79	3.00	78		.47	.47	1.89
Year ended 8/31/2011	13.65	.32	.02	.34	(.33)	13.66	2.50	66		.46	.46	2.32
Year ended 8/31/2010	13.10	.35	.56	.91	(.36)	13.65	7.07	54		.47	.47	2.65
Class R-1:
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	13.56	1.70	11		1.39	1.39	.50
Year ended 8/31/2013	13.79	.06	(.37)	(.31)	(.08)	13.40	(2.23)	12		1.39	1.39	.48
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.05	17		1.39	1.39	.97
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.54	15		1.41	1.41	1.37
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.06	19		1.42	1.42	1.69
Class R-2:
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	13.56	1.69	128		1.40	1.40	.49
Year ended 8/31/2013	13.79	.07	(.37)	(.30)	(.09)	13.40	(2.20)	142		1.36	1.36	.51
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.06	164		1.39	1.39	.98
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.55	161		1.41	1.40	1.38
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.06	175		1.45	1.42	1.71
Class R-2E:
Period from 8/29/2014 to 8/31/2014[4,5]	13.56	—	—	—	—	13.56	—	—	[6]	—	—	—
Class R-3:
Year ended 8/31/2014	13.40	.13	.16	.29	(.13)	13.56	2.16	153		.95	.95	.94
Year ended 8/31/2013	13.79	.12	(.37)	(.25)	(.14)	13.40	(1.79)	161		.95	.95	.92
Year ended 8/31/2012	13.66	.19	.15	.34	(.21)	13.79	2.49	175		.96	.96	1.41
Year ended 8/31/2011	13.65	.25	.02	.27	(.26)	13.66	1.99	169		.97	.97	1.81
Year ended 8/31/2010	13.10	.28	.56	.84	(.29)	13.65	6.52	172		.99	.99	2.14

20	Intermediate Bond Fund of America

		Income (loss) from investment operations[1]
			Net gains
			(losses) on						Ratio of	Ratio of	Ratio of
	Net asset		securities		Dividends	Net asset			expenses	expenses	net income
	value,	Net	(both	Total from	(from net	value,		Net assets,	to average net	to average net	(loss) to
	beginning	investment	realized and	investment	investment	end	Total	end of period	assets before	assets after	average
	of period	income	unrealized)	operations	income)	of period	return[2,3]	(in millions)	reimbursements	reimbursements[3]	net assets[3]
Class R-4:
Year ended 8/31/2014	$13.40	$.17	$.16	$.33	$(.17)	$13.56	2.48%	$112	.63%	.63%	1.27%
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	13.40	(1.48)	116	.63	.63	1.24
Year ended 8/31/2012	13.66	.23	.15	.38	(.25)	13.79	2.83	135	.63	.63	1.74
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.32	120	.65	.65	2.14
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.87	121	.65	.65	2.46
Class R-5:
Year ended 8/31/2014	13.40	.21	.16	.37	(.21)	13.56	2.79	24	.33	.33	1.57
Year ended 8/31/2013	13.79	.21	(.37)	(.16)	(.23)	13.40	(1.18)	42	.33	.33	1.54
Year ended 8/31/2012	13.66	.27	.15	.42	(.29)	13.79	3.13	50	.34	.34	2.03
Year ended 8/31/2011	13.65	.33	.02	.35	(.34)	13.66	2.62	47	.35	.35	2.44
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.18	45	.36	.36	2.76
Class R-6:
Year ended 8/31/2014	13.40	.22	.16	.38	(.22)	13.56	2.84	1,671	.27	.27	1.61
Year ended 8/31/2013	13.79	.22	(.37)	(.15)	(.24)	13.40	(1.13)	862	.27	.27	1.58
Year ended 8/31/2012	13.66	.28	.15	.43	(.30)	13.79	3.19	447	.28	.28	2.08
Year ended 8/31/2011	13.65	.34	.02	.36	(.35)	13.66	2.68	339	.30	.30	2.49
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.24	315	.31	.31	2.77

	Year ended August 31
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	165%	199%	146%	80%	43%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, RMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	Amount less than $1 million.

See Notes to Financial Statements

Intermediate Bond Fund of America	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 9, 2014

22	Intermediate Bond Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2014, through August 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate Bond Fund of America	23

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	3/1/2014	8/31/2014	during period*	expense ratio
Class A – actual return	$1,000.00	$1,008.47	$3.09	.61%
Class A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class B – actual return	1,000.00	1,004.77	6.77	1.34
Class B – assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class C – actual return	1,000.00	1,004.51	7.02	1.39
Class C – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class F-1 – actual return	1,000.00	1,008.28	3.29	.65
Class F-1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 – actual return	1,000.00	1,009.72	1.87	.37
Class F-2 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 529-A – actual return	1,000.00	1,008.00	3.54	.70
Class 529-A – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-B – actual return	1,000.00	1,004.15	7.43	1.47
Class 529-B – assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-C – actual return	1,000.00	1,004.16	7.38	1.46
Class 529-C – assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-E – actual return	1,000.00	1,006.92	4.65	.92
Class 529-E – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 529-F-1 – actual return	1,000.00	1,009.19	2.38	.47
Class 529-F-1 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-1 – actual return	1,000.00	1,004.54	7.02	1.39
Class R-1 – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2 – actual return	1,000.00	1,004.44	7.12	1.41
Class R-2 – assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-3 – actual return	1,000.00	1,006.79	4.75	.94
Class R-3 – assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-4 – actual return	1,000.00	1,008.38	3.19	.63
Class R-4 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5 – actual return	1,000.00	1,009.92	1.67	.33
Class R-5 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-6 – actual return	1,000.00	1,010.19	1.37	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2014:

U.S. government income that may be exempt from state taxation	$52,268,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

24	Intermediate Bond Fund of America

Approval of Investment Advisory and Service Agreement

The Intermediate Bond Fund of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through March 31, 2015. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income consistent with the maturity and quality standards described in the prospectus and preservation of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the Lipper Short-Intermediate Investment Grade Debt Funds Average and the Barclays U.S. Government/Credit 1-7 Years ex-BBB Index. They noted that the investment results of the fund were below the results of the Lipper average and Barclays index for all periods considered. They also noted that the standard deviation of the fund’s returns, a measure of risk, was below the Lipper average and acknowledged the low interest rate environment during recent periods. They further noted that the Lipper category included funds that utilized a broader investment universe than the fund. In addition, they considered recent changes to the fund, including portfolio manager changes and the introduction of interest rate swaps to its portfolio. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were below the median fees and expenses of the other funds included in the Lipper Short-Intermediate Investment Grade Debt Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund

Intermediate Bond Fund of America	25

and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

26	Intermediate Bond Fund of America

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 69	2010	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	70	None
James G. Ellis, 67	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	70	Mercury General Corp.
Leonard R. Fuller, 68	1994	President and CEO, Fuller Consulting (financial management consulting firm)	70	None
R. Clark Hooper, 68 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	72	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 56	2010	Dean and Professor, Columbia University, School of International and Public Affairs	69	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, Ph.D., 59	2010	Clinical Professor and Director, Accounting Program, University of Redlands	66	None
Frank M. Sanchez, 71	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	66	None
Margaret Spellings, 56	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	70	None
Steadman Upham, Ph.D., 65	2007	President and University Professor, The University of Tulsa	69	None

We are saddened by the loss of W. Scott Hedrick, who passed away on November 3, 2013. Mr. Hedrick served as an independent board member on the boards of various American Funds since 2007. His wise counsel and friendship will be missed.

“Interested” trustee4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 58	1993	Senior Vice President — Capital Fixed Income Investors,	20	None
Vice Chairman of the Board		Capital Research and Management Company;
		Director, Capital Research and Management Company

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 28 for footnotes.

Intermediate Bond Fund of America	27

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark A. Brett, 56	2010	Senior Vice President — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
President		Senior Vice President, Capital International Limited;[6]
		Senior Vice President — Capital Fixed Income Investors, Capital International Limited;[6]
		Senior Vice President, Capital International Sàrl;[6]
		Director, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 44	2003	Senior Vice President and Senior Counsel — Fund Business Management Group,
Senior Vice President		Capital Research and Management Company;
		Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Courtney R. Taylor, 39 Secretary	2006	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 46	2012	Vice President — Investment Operations, Capital Research and Management Company
Treasurer
Steven I. Koszalka, 50	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Assistant Secretary
Dori Laskin, 63	2010	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer
Ari M. Vinocor, 39	2007	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term “interested” trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

28	Intermediate Bond Fund of America

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2014, portfolio of Intermediate Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$107,000
2014	$102,000

b) Audit-Related Fees:
2013	$2,000
2014	$3,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$7,000
2014	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$1,011,000
2014	$970,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$28,000
2014	$41,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$2,000
2014	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,449,000 for fiscal year 2013 and $1,403,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Intermediate Bond Fund of America®
Investment portfolio
August 31, 2014
Bonds, notes & other debt instruments 96.13% U.S. Treasury bonds & notes 52.41% U.S. Treasury 45.93%	Principal amount (000)	Value (000)
U.S. Treasury 0.25% 2015	$175,000	$175,172
U.S. Treasury 1.25% 2015	25,000	25,299
U.S. Treasury 4.125% 2015	50,000	51,419
U.S. Treasury 4.25% 2015	50,000	51,965
U.S. Treasury 0.25% 2016	9,775	9,769
U.S. Treasury 0.625% 2016	215,000	214,858
U.S. Treasury 0.625% 2016	175,000	175,035
U.S. Treasury 0.625% 2016	94,475	94,706
U.S. Treasury 0.875% 2016	152,000	153,028
U.S. Treasury 1.00% 2016	25,000	25,226
U.S. Treasury 1.50% 2016[1]	60,000	61,141
U.S. Treasury 1.50% 2016	12,600	12,842
U.S. Treasury 1.75% 2016	26,000	26,602
U.S. Treasury 2.00% 2016	70,000	71,880
U.S. Treasury 2.375% 2016	50,000	51,594
U.S. Treasury 2.625% 2016	20,000	20,690
U.S. Treasury 3.00% 2016	20,000	21,007
U.S. Treasury 4.50% 2016	47,500	50,387
U.S. Treasury 5.125% 2016	96,500	104,209
U.S. Treasury 7.50% 2016	40,000	46,017
U.S. Treasury 0.625% 2017	318,075	316,004
U.S. Treasury 0.75% 2017	89,750	89,365
U.S. Treasury 0.875% 2017	145,000	145,178
U.S. Treasury 0.875% 2017	90,000	90,085
U.S. Treasury 0.875% 2017	5,250	5,250
U.S. Treasury 1.00% 2017	277,250	278,719
U.S. Treasury 2.50% 2017	153,750	160,555
U.S. Treasury 4.50% 2017	60,000	65,831
U.S. Treasury 4.625% 2017	115,000	125,878
U.S. Treasury 8.75% 2017	25,000	30,309
U.S. Treasury 0.75% 2018	30,000	29,531
U.S. Treasury 1.25% 2018	84,000	83,314
U.S. Treasury 1.25% 2018	41,750	41,424
U.S. Treasury 3.50% 2018	50,000	53,912
U.S. Treasury 1.50% 2019	168,900	168,148
U.S. Treasury 1.625% 2019	564,165	564,628
U.S. Treasury 1.625% 2019	473,050	473,107
U.S. Treasury 1.625% 2019	20,000	20,059
U.S. Treasury 3.625% 2019	129,500	141,818
U.S. Treasury 8.75% 2020	15,000	20,712
U.S. Treasury 2.25% 2021	40,900	41,566
U.S. Treasury 2.25% 2021	9,150	9,294
U.S. Treasury 8.00% 2021	20,000	28,040
U.S. Treasury 1.75% 2022	56,800	55,265
U.S. Treasury 2.75% 2023	9,000	9,344
U.S. Treasury 6.25% 2023	25,000	33,191
Intermediate Bond Fund of America — Page 1 of 14

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 7.125% 2023	$15,000	$20,757
U.S. Treasury 2.50% 2024	23,000	23,324
U.S. Treasury 3.75% 2043	4,500	5,093
		4,572,547
U.S. Treasury inflation-protected securities 6.48%
U.S. Treasury Inflation-Protected Security 1.625% 2015[2]	1,217	1,223
U.S. Treasury Inflation-Protected Security 0.125% 2016[2]	21,592	21,976
U.S. Treasury Inflation-Protected Security 2.00% 2016[2]	24,013	25,034
U.S. Treasury Inflation-Protected Security 0.125% 2018[2]	15,463	15,797
U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	208,483	212,346
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	43,008	43,791
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	15,054	14,920
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	216,516	224,232
U.S. Treasury Inflation-Protected Security 2.00% 2026[2]	3,002	3,554
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	71,324	81,507
		644,380
Total U.S. Treasury bonds & notes		5,216,927
Corporate bonds & notes 24.07% Financials 7.88%
ACE INA Holdings Inc. 2.60% 2015	10,090	10,333
Alexandria Real Estate Equities, Inc. 2.75% 2020	5,075	5,094
American Campus Communities, Inc. 4.125% 2024	2,500	2,557
American Express Centurion Bank 0.875% 2015	12,000	12,050
American Express Co. 6.15% 2017	2,900	3,300
American Express Co. 0.825% 2018[3]	25,000	25,216
American International Group, Inc. 2.30% 2019	4,275	4,297
American International Group, Inc. 4.125% 2024	6,400	6,816
ANZ National (International) Ltd. 3.125% 2015[4]	7,000	7,166
AvalonBay Communities, Inc. 3.625% 2020	3,645	3,846
Bank of America Corp. 4.50% 2015	5,000	5,115
Bank of America Corp., Series L, 3.625% 2016	5,745	5,974
Bank of America Corp. 3.75% 2016	10,000	10,487
Bank of America Corp. 1.25% 2017	7,000	7,017
Bank of America Corp. 5.75% 2017	5,070	5,691
Bank of America Corp. 2.60% 2019	10,000	10,108
Bank of America Corp., Series L, 2.65% 2019	7,000	7,079
Bank of America Corp. 5.625% 2020	7,000	8,032
Bank of America Corp. 4.00% 2024	2,000	2,065
Bank of New York Mellon Corp., Series G, 2.50% 2016	7,000	7,182
Bank of New York Mellon Corp. 0.80% 2018[3]	10,000	10,091
Barclays Bank PLC 6.05% 2017[4]	4,140	4,669
Barclays Bank PLC 2.50% 2019	7,000	7,121
BB&T Corp. 1.00% 2017	7,000	6,974
BB&T Corp., Series C, 1.60% 2017	8,250	8,299
Berkshire Hathaway Inc. 2.20% 2016	8,500	8,761
Berkshire Hathaway Inc. 1.55% 2018	15,000	15,051
BNP Paribas 3.60% 2016	7,000	7,282
BNP Paribas 5.00% 2021	8,000	9,040
Boston Properties, Inc. 3.70% 2018	7,000	7,464
BPCE SA group 5.70% 2023[4]	5,000	5,553
BPCE SA group 5.15% 2024[4]	5,300	5,686
Intermediate Bond Fund of America — Page 2 of 14

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Capital One Bank 1.15% 2016	$5,000	$5,012
Citigroup Inc. 4.587% 2015	18,865	19,793
Citigroup Inc. 6.01% 2015	3,198	3,263
Citigroup Inc. 1.70% 2016	7,000	7,085
Citigroup Inc. 3.953% 2016	5,535	5,821
Citigroup Inc. 2.50% 2019	11,500	11,554
Credit Agricole SA 2.50% 2019[4]	3,500	3,535
Credit Suisse Group AG 2.30% 2019	3,500	3,511
DCT Industrial Trust Inc. 4.50% 2023	4,750	4,884
Developers Diversified Realty Corp. 9.625% 2016	1,400	1,584
Developers Diversified Realty Corp. 7.875% 2020	1,500	1,889
Discover Financial Services 4.20% 2023	4,775	5,037
ERP Operating LP 5.25% 2014	4,000	4,006
ERP Operating LP 2.375% 2019	7,915	7,967
ERP Operating LP 4.50% 2044	1,500	1,535
Goldman Sachs Group, Inc. 3.625% 2016	15,625	16,226
Goldman Sachs Group, Inc. 2.625% 2019	6,300	6,380
Goldman Sachs Group, Inc. 5.25% 2021	3,560	4,016
Goldman Sachs Group, Inc. 3.625% 2023	6,100	6,200
Goldman Sachs Group, Inc. 3.85% 2024	3,000	3,061
Goldman Sachs Group, Inc. 4.00% 2024	120	124
Hospitality Properties Trust 6.30% 2016	6,340	6,742
Hospitality Properties Trust 6.70% 2018	11,450	12,856
Host Hotels & Resorts LP 6.00% 2020	5,465	5,941
HSBC Bank PLC 0.874% 2018[3,4]	9,800	9,896
HSBC Finance Corp.0.657% 2016[3]	4,400	4,404
HSBC Holdings PLC 4.875% 2020	6,000	6,705
HSBC Holdings PLC 4.00% 2022	2,950	3,165
HSBC Holdings PLC 4.25% 2024	5,000	5,201
Intercontinentalexchange, Inc. 4.00% 2023	2,500	2,666
Intesa Sanpaolo SpA 5.017% 2024[4]	8,435	8,531
JPMorgan Chase & Co. 3.40% 2015	6,000	6,138
JPMorgan Chase & Co. 1.125% 2016	15,000	15,085
JPMorgan Chase & Co. 1.35% 2017	7,000	7,031
JPMorgan Chase & Co. 1.625% 2018	18,500	18,412
Kimco Realty Corp., Series C, 4.904% 2015	8,915	9,086
Kimco Realty Corp., Series C, 5.783% 2016	9,500	10,200
Kimco Realty Corp. 5.70% 2017	5,500	6,092
MetLife Global Funding I 2.50% 2015[4]	12,000	12,263
MetLife Global Funding I 1.30% 2017[4]	8,500	8,513
MetLife Global Funding I 2.30% 2019[4]	4,720	4,760
Morgan Stanley, Series F, 6.00% 2015	3,635	3,764
Morgan Stanley 1.75% 2016	10,000	10,127
Morgan Stanley 3.80% 2016	6,325	6,618
Morgan Stanley 2.125% 2018	10,000	10,069
Morgan Stanley 2.375% 2019	12,000	11,982
New York Life Global Funding 2.10% 2019[4]	7,000	7,046
Nordea Bank, Series 2, 3.70% 2014[4]	8,000	8,053
Nordea Bank AB 3.125% 2017[4]	5,000	5,237
Northern Trust Corp. 5.85% 2017[4]	2,750	3,111
PRICOA Global Funding I 1.35% 2017[4]	6,000	5,994
Prologis, Inc. 3.35% 2021	1,000	1,017
Prologis, Inc. 4.25% 2023	3,000	3,168
Prudential Financial, Inc. 3.50% 2024	3,000	3,047
Intermediate Bond Fund of America — Page 3 of 14

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Rabobank Nederland 2.25% 2019	$7,000	$7,120
Rabobank Nederland 4.625% 2023	20,500	21,843
Royal Bank of Canada 1.20% 2017	3,000	3,012
Royal Bank of Scotland PLC 4.375% 2016	5,000	5,264
Simon Property Group, LP 4.20% 2015	9,430	9,484
Simon Property Group, LP 6.10% 2016	7,000	7,534
Simon Property Group, LP 1.50% 2018[4]	6,480	6,456
Société Générale 3.10% 2015[4]	5,000	5,118
Standard Chartered Bank 3.95% 2023[4]	5,000	5,013
Svenska Handelsbanken AB 1.625% 2018	12,500	12,469
Svenska Handelsbanken AB 2.25% 2019	10,000	10,071
UBS AG 2.375% 2019	16,000	16,064
Unum Group 7.125% 2016	2,800	3,145
US Bancorp., Series T, 1.65% 2017	8,500	8,614
US Bancorp. 0.724% 2018[3]	1,295	1,305
US Bancorp. 0.634% 2019[3]	10,000	10,016
US Bank NA 4.95% 2014	2,550	2,569
USAA Capital Corp 2.125% 2019[4]	10,000	10,032
Wells Fargo & Co. 1.25% 2016	7,000	7,059
Wells Fargo & Co. 3.676% 2016	7,000	7,363
Wells Fargo & Co. 4.10% 2026	7,490	7,688
Westpac Banking Corp. 3.00% 2015	6,300	6,498
		784,556
Health care 2.62%
AbbVie Inc. 1.75% 2017	7,500	7,544
Aetna Inc. 1.50% 2017	5,000	5,020
Amgen Inc. 1.875% 2014	5,000	5,015
Amgen Inc. 2.50% 2016	2,570	2,655
Amgen Inc. 2.20% 2019	10,000	9,996
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,000	1,001
Celgene Corp 3.625% 2024	3,000	3,064
DENTSPLY International Inc. 2.75% 2016	3,930	4,053
Dignity Health 3.125% 2022	2,000	1,910
Express Scripts Inc. 2.65% 2017	10,560	10,926
Express Scripts Inc. 2.25% 2019	7,500	7,472
Gilead Sciences, Inc. 2.40% 2014	2,865	2,879
Gilead Sciences, Inc. 3.05% 2016	8,285	8,664
Gilead Sciences, Inc. 3.70% 2024	16,300	17,036
GlaxoSmithKline Capital Inc. 5.65% 2018	5,000	5,728
McKesson Corp. 0.95% 2015	3,035	3,045
McKesson Corp. 1.40% 2018	7,500	7,410
McKesson Corp. 2.284% 2019	2,500	2,504
McKesson Corp. 3.796% 2024	3,000	3,094
Medco Health Solutions, Inc. 2.75% 2015	4,415	4,514
Merck & Co., Inc. 0.591% 2018[3]	10,000	10,058
Merck & Co., Inc. 1.10% 2018	11,080	10,973
Novartis Capital Corp. 2.90% 2015	10,000	10,172
Novartis Capital Corp. 3.40% 2024	7,000	7,223
Novartis Securities Investment Ltd. 5.125% 2019	6,500	7,380
Pfizer Inc. 0.531% 2018[3]	5,000	5,018
Pfizer Inc. 2.10% 2019	25,500	25,673
Roche Holdings, Inc. 6.00% 2019[4]	5,772	6,749
Sanofi 1.25% 2018	8,000	7,922
Intermediate Bond Fund of America — Page 4 of 14

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Schering-Plough Corp. 6.00% 2017	$7,945	$9,063
Thermo Fisher Scientific Inc. 1.30% 2017	7,000	7,010
Thermo Fisher Scientific Inc. 2.40% 2019	7,000	7,080
Thermo Fisher Scientific Inc. 4.15% 2024	3,500	3,704
UnitedHealth Group Inc. 1.875% 2016	3,650	3,731
UnitedHealth Group Inc. 1.40% 2017	3,020	3,024
UnitedHealth Group Inc. 6.00% 2017	4,750	5,361
WellPoint, Inc. 5.25% 2016	3,000	3,191
WellPoint, Inc. 2.25% 2019	14,500	14,447
		261,309
Utilities 2.50%
American Electric Power Co. 1.65% 2017	10,000	10,045
Centerpoint Energy, Inc., Series B, 6.85% 2015	10,000	10,453
CMS Energy Corp. 3.875% 2024	1,000	1,054
Commonwealth Edison Company 2.15% 2019	5,000	5,050
Consumers Energy Co. 2.85% 2022	7,500	7,584
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	500	549
Consumers Energy Co., First Mortgage Bonds, 3.125% 2024	1,920	1,939
Duke Energy Corp. 0.612% 2017[3]	5,000	5,017
Duke Energy Corp. 3.95% 2023	2,500	2,660
Duke Energy Corp. 3.75% 2024	8,700	9,073
E.ON International Finance BV 5.80% 2018[4]	13,000	14,781
Electricité de France SA 1.15% 2017[4]	3,000	3,006
Enel Finance International SA 3.875% 2014[4]	15,550	15,596
Entergy Louisiana, LLC 1.875% 2014	5,000	5,021
Entergy Louisiana, LLC 3.30% 2022	1,770	1,822
Iberdrola Finance Ireland 3.80% 2014[4]	15,000	15,009
Iberdrola Finance Ireland 5.00% 2019[4]	5,000	5,588
MidAmerican Energy Holdings Co. 2.00% 2018	14,350	14,380
MidAmerican Energy Holdings Co. 5.75% 2018	3,600	4,100
MidAmerican Energy Holdings Co. 3.75% 2023	9,165	9,539
National Grid PLC 6.30% 2016	10,990	12,093
National Rural Utilities Cooperative Finance Corp. 1.00% 2015	3,650	3,661
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	500	517
Nevada Power Co., General and Refunding Mortgage Notes, Series S, 6.50% 2018	10,000	11,767
Niagara Mohawk Power 3.553% 2014[4]	11,170	11,196
NV Energy, Inc 6.25% 2020	1,200	1,428
Pacific Gas and Electric Co. 3.85% 2023	9,588	10,075
Pacific Gas and Electric Co. 3.75% 2024	2,632	2,741
PG&E Corp. 2.40% 2019	2,000	2,021
PSEG Power LLC 2.75% 2016	2,810	2,910
PSEG Power LLC 2.45% 2018	10,000	10,161
PSEG Power LLC 4.30% 2023	3,000	3,172
Public Service Co. of Colorado 5.80% 2018	2,250	2,572
Public Service Electric and Gas Co. 2.00% 2019	4,330	4,330
Puget Sound Energy, Inc., First Lien, 6.50% 2020	3,000	3,593
Scottish Power PLC 5.375% 2015	4,000	4,097
State Grid Overseas Investment Ltd. 1.75% 2018[4]	7,500	7,389
Tampa Electric Co. 2.60% 2022	3,000	2,936
Teco Finance, Inc. 4.00% 2016	6,000	6,291
Teco Finance, Inc. 5.15% 2020	3,000	3,382
		248,598
Intermediate Bond Fund of America — Page 5 of 14

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples 2.40%	Principal amount (000)	Value (000)
Altria Group, Inc. 4.75% 2021	$4,000	$4,463
Altria Group, Inc. 2.85% 2022	5,000	4,900
Anheuser-Busch InBev NV 3.625% 2015	7,000	7,144
Anheuser-Busch InBev NV 4.125% 2015	7,500	7,601
Anheuser-Busch InBev NV 1.375% 2017	7,500	7,556
Anheuser-Busch InBev NV 0.64% 2019[3]	3,500	3,507
British American Tobacco International Finance PLC 2.125% 2017[4]	7,000	7,147
British American Tobacco International Finance PLC 9.50% 2018[4]	5,910	7,631
Coca-Cola Co. 1.50% 2015	10,000	10,124
Coca-Cola Co. 1.80% 2016	6,500	6,639
ConAgra Foods, Inc. 1.30% 2016	8,590	8,650
ConAgra Foods, Inc. 1.90% 2018	7,835	7,841
CVS Caremark Corp. 2.25% 2019	11,745	11,757
Kraft Foods Inc. 2.25% 2017	7,725	7,904
PepsiCo, Inc. 2.50% 2016	10,000	10,313
Pernod Ricard SA 2.95% 2017[4]	14,500	15,018
Philip Morris International Inc. 1.875% 2019	2,400	2,397
Philip Morris International Inc. 2.90% 2021	8,850	9,024
Procter & Gamble Co. 3.50% 2015	7,500	7,608
Procter & Gamble Co. 1.45% 2016	8,410	8,538
SABMiller Holdings Inc. 2.45% 2017[4]	17,290	17,824
SABMiller Holdings Inc. 2.20% 2018[4]	2,700	2,739
Tesco PLC 5.50% 2017[4]	6,840	7,623
Tyson Foods, Inc. 3.95% 2024	1,500	1,535
Wal-Mart Stores, Inc. 2.25% 2015	5,000	5,085
Wal-Mart Stores, Inc. 2.875% 2015	7,000	7,108
Wal-Mart Stores, Inc. 2.80% 2016	7,000	7,262
Wal-Mart Stores, Inc. 1.00% 2017	6,290	6,294
Wal-Mart Stores, Inc. 1.125% 2018	10,000	9,883
Wal-Mart Stores, Inc. 5.80% 2018	740	847
WM. Wrigley Jr. Co 2.40% 2018[4]	6,650	6,766
WM. Wrigley Jr. Co 3.375% 2020[4]	10,000	10,334
		239,062
Energy 2.39%
BG Energy Capital PLC 2.50% 2015[4]	7,000	7,135
BG Energy Capital PLC 2.875% 2016[4]	5,750	5,964
BP Capital Markets PLC 3.875% 2015	2,500	2,546
Canadian Natural Resources Ltd. 1.45% 2014	5,000	5,010
Chevron Corp. 1.718% 2018	20,000	20,155
CNOOC Finance (2013) Ltd. 3.00% 2023	3,500	3,336
ConocoPhillips 1.05% 2017	7,500	7,433
Devon Energy Corp. 2.25% 2018	7,225	7,298
Enbridge Inc. 5.60% 2017	2,500	2,764
Enbridge Inc. 4.00% 2023	2,000	2,100
Enterprise Products Operating LLC 1.25% 2015	5,000	5,032
Exxon Mobil Corp. 0.921% 2017	7,000	7,007
Exxon Mobil Corp. 0.381% 2019[3]	8,500	8,509
Kinder Morgan Energy Partners, LP 5.125% 2014	5,000	5,046
Kinder Morgan Energy Partners, LP 3.50% 2016	7,000	7,256
Kinder Morgan Energy Partners, LP 3.50% 2021	2,230	2,258
Kinder Morgan Energy Partners, LP 4.15% 2024	3,000	3,055
Marathon Oil Corp. 0.90% 2015	7,500	7,521
Shell International Finance BV 3.10% 2015	7,500	7,674
Intermediate Bond Fund of America — Page 6 of 14

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Shell International Finance BV 2.00% 2018	$4,365	$4,434
Statoil ASA 3.125% 2017	22,000	23,212
Statoil ASA 0.694% 2018[3]	5,000	5,034
Statoil ASA 1.95% 2018	1,595	1,611
Statoil ASA 3.15% 2022	4,000	4,145
StatoilHydro ASA 2.90% 2014	3,110	3,119
Total Capital Canada Ltd. 1.45% 2018	20,130	20,124
Total Capital International 2.10% 2019	12,000	12,024
Total Capital SA 3.00% 2015	7,000	7,152
Total Capital SA 2.30% 2016	8,000	8,207
TransCanada PipeLines Ltd. 0.875% 2015	7,000	7,019
TransCanada PipeLines Ltd. 6.50% 2018	5,000	5,894
Transocean Inc. 5.05% 2016	2,030	2,191
Transocean Inc. 2.50% 2017	11,595	11,739
Transocean Inc. 6.375% 2021	2,220	2,517
Transocean Inc. 3.80% 2022	3,000	2,929
		238,450
Consumer discretionary 2.14%
Carnival Corp. 3.95% 2020	10,000	10,568
CBS Corp. 1.95% 2017	4,800	4,875
CBS Corp. 2.30% 2019	10,000	9,957
Comcast Corp. 5.85% 2015	3,000	3,192
Comcast Corp. 5.90% 2016	10,000	10,789
Comcast Corp. 6.30% 2017	6,250	7,213
Cox Communications, Inc. 6.25% 2018[4]	250	286
DaimlerChrysler North America Holding Corp. 1.30% 2015[4]	7,500	7,554
DaimlerChrysler North America Holding Corp. 1.375% 2017[4]	12,265	12,264
DaimlerChrysler North America Holding Corp. 1.10% 2018[3,4]	7,500	7,635
DaimlerChrysler North America Holding Corp. 1.875% 2018[4]	8,900	8,974
DaimlerChrysler North America Holding Corp. 2.375% 2018[4]	7,000	7,157
Dollar General Corp. 3.25% 2023	500	448
Ford Motor Credit Co. 1.70% 2016	7,500	7,583
Ford Motor Credit Co. 1.50% 2017	2,500	2,507
Home Depot, Inc. 2.00% 2019	22,000	22,070
Johnson Controls, Inc. 1.40% 2017	5,000	4,986
Marriott International, Inc., Series I, 6.375% 2017	15,350	17,362
NBCUniversal Media, LLC 2.875% 2016	7,000	7,241
Time Warner Inc. 4.75% 2021	8,750	9,713
Toyota Motor Credit Corp. 0.875% 2015	7,500	7,540
Volkswagen Group of America Finance, LLC 1.25% 2017[4]	10,000	9,989
Volkswagen International Finance NV 1.125% 2016[4]	5,000	5,021
Volkswagen International Finance NV 2.125% 2018[4]	10,000	10,079
Walt Disney Co. 0.875% 2014	7,000	7,011
Walt Disney Co. 1.10% 2017	6,685	6,645
Walt Disney Co. 1.85% 2019	5,000	4,969
		213,628
Intermediate Bond Fund of America — Page 7 of 14

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services 1.54%	Principal amount (000)	Value (000)
AT&T Inc. 0.90% 2016	$5,000	$5,018
AT&T Inc. 2.40% 2016	16,530	17,024
AT&T Inc. 2.95% 2016	8,000	8,297
AT&T Inc. 1.148% 2018[3]	5,000	5,095
Deutsche Telekom International Finance BV 3.125% 2016[4]	10,250	10,611
Deutsche Telekom International Finance BV 2.25% 2017[4]	5,600	5,725
France Télécom 2.125% 2015	10,000	10,134
Telefónica Emisiones, SAU 3.729% 2015	5,000	5,096
Telefónica Emisiones, SAU 3.992% 2016	5,000	5,221
Verizon Communications Inc. 3.00% 2016	13,000	13,449
Verizon Communications Inc. 1.35% 2017	5,950	5,955
Verizon Communications Inc. 2.625% 2020[4]	26,829	26,942
Verizon Communications Inc. 5.15% 2023	25,710	29,134
Verizon Communications Inc. 4.15% 2024	5,000	5,298
		152,999
Industrials 1.26%
Atlas Copco AB 5.60% 2017[4]	4,000	4,435
Boeing Company 0.95% 2018	6,500	6,358
Burlington Northern Santa Fe LLC 4.55% 2044	3,295	3,428
Canadian National Railway Co. 5.85% 2017	7,000	7,987
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[5]	1,042	1,152
General Electric Capital Corp. 1.00% 2015	11,300	11,381
General Electric Capital Corp., Series A, 2.25% 2015	9,500	9,692
General Electric Capital Corp. 2.95% 2016	3,255	3,385
General Electric Capital Corp. 2.30% 2017	16,135	16,596
General Electric Capital Corp., Series A, 5.625% 2017	3,000	3,372
General Electric Capital Corp., Series A, 6.00% 2019	7,000	8,252
General Electric Co. 0.85% 2015	9,000	9,044
General Electric Corp. 5.25% 2017	7,500	8,411
Norfolk Southern Corp. 5.75% 2016	7,190	7,674
Union Pacific Corp. 5.70% 2018	5,900	6,803
United Technologies Corp. 1.80% 2017	12,655	12,887
Volvo Treasury AB 5.95% 2015[4]	4,300	4,430
		125,287
Information technology 0.78%
Apple Inc. 0.537% 2019[3]	7,500	7,509
Cisco Systems, Inc. 0.727% 2019[3]	7,500	7,575
eBay Inc. 2.20% 2019	10,000	10,010
International Business Machines Corp. 1.95% 2016	9,650	9,884
International Business Machines Corp. 2.00% 2016	7,000	7,145
International Business Machines Corp. 1.25% 2018	10,000	9,967
Oracle Corp. 0.814% 2019[3]	8,500	8,583
Oracle Corp. 2.25% 2019	10,000	10,049
Oracle Corp. 2.375% 2019	3,000	3,058
Samsung Electronics America, Inc. 1.75% 2017[4]	3,475	3,493
		77,273
Intermediate Bond Fund of America — Page 8 of 14

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials 0.56%	Principal amount (000)	Value (000)
BHP Billiton Finance (USA) Ltd. 2.05% 2018	$7,780	$7,884
Glencore Xstrata LLC 2.50% 2019[4]	4,000	3,995
Glencore Xstrata LLC 4.125% 2023[4]	1,250	1,278
Glencore Xstrata LLC 4.625% 2024[4]	1,500	1,578
Monsanto Co. 2.75% 2021	8,535	8,589
Praxair, Inc. 1.05% 2017	7,500	7,456
Rio Tinto Finance (USA) Ltd. 2.25% 2016	7,000	7,195
Rio Tinto Finance (USA) Ltd. 2.50% 2016	10,000	10,287
Rio Tinto Finance (USA) Ltd. 1.625% 2017	7,000	7,095
		55,357
Total corporate bonds & notes		2,396,519
Mortgage-backed obligations 11.87% Federal agency mortgage-backed obligations 7.34%
Fannie Mae 7.00% 2015[5]	22	23
Fannie Mae 11.50% 2019[5]	1	1
Fannie Mae 5.00% 2023[5]	1,549	1,666
Fannie Mae 9.046% 2026[3,5]	138	156
Fannie Mae 6.00% 2028[5]	1,139	1,283
Fannie Mae 6.00% 2028[5]	418	471
Fannie Mae 6.00% 2028[5]	402	452
Fannie Mae 6.50% 2034[5]	1,287	1,460
Fannie Mae 7.00% 2037[5]	289	327
Fannie Mae 7.50% 2037[5]	83	95
Fannie Mae 5.28% 2038[3,5]	321	346
Fannie Mae 2.25% 2039[3,5]	197	211
Fannie Mae 3.726% 2039[3,5]	288	309
Fannie Mae 3.766% 2039[3,5]	322	339
Fannie Mae 3.986% 2039[3,5]	2,354	2,522
Fannie Mae 6.50% 2039[5]	979	1,097
Fannie Mae 3.251% 2040[3,5]	6,771	7,228
Fannie Mae 4.195% 2040[3,5]	3,509	3,734
Fannie Mae 4.379% 2040[3,5]	4,185	4,456
Fannie Mae 5.50% 2040[5]	1,863	2,077
Fannie Mae 5.50% 2040[5]	1,037	1,153
Fannie Mae 3.44% 2041[3,5]	4,006	4,225
Fannie Mae 3.546% 2041[3,5]	7,991	8,391
Fannie Mae 2.05% 2042[3,5]	9,133	9,449
Fannie Mae 2.181% 2042[3,5]	10,741	11,174
Fannie Mae 2.592% 2042[3,5]	22,100	22,349
Fannie Mae 2.945% 2042[3,5]	3,041	3,146
Fannie Mae 4.00% 2042[5]	22,901	24,314
Fannie Mae 3.50% 2044[5,6]	26,900	27,696
Fannie Mae 4.00% 2044[5,6]	56,905	60,107
Fannie Mae 4.50% 2044[5,6]	180,438	194,397
Fannie Mae 4.50% 2044[5,6]	114,513	123,674
Fannie Mae 7.00% 2047[5]	72	81
Fannie Mae, Series 2001-4, Class GA, 9.456% 2025[3,5]	129	148
Fannie Mae, Series 2001-4, Class NA, 10.217% 2025[3,5]	88	97
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029[5]	483	563
Fannie Mae, Series 2001-20, Class D, 11.006% 2031[3,5]	16	17
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035[5]	325	326
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036[5]	1,643	1,573
Intermediate Bond Fund of America — Page 9 of 14

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036[5]	$5,540	$6,217
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036[5]	1,734	1,905
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 2037[5]	4,248	3,948
Fannie Mae, Series 2007-114, Class A7, 0.355% 2037[3,5]	12,500	12,328
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037[5]	2,864	3,158
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[5]	139	162
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[5]	105	117
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[5]	552	645
Freddie Mac 5.00% 2023[5]	1,576	1,703
Freddie Mac 5.00% 2023[5]	573	619
Freddie Mac 5.00% 2024[5]	370	405
Freddie Mac 4.00% 2026[5]	6,516	6,953
Freddie Mac 6.00% 2026[5]	143	161
Freddie Mac 6.00% 2026[5]	51	58
Freddie Mac 6.50% 2027[5]	1,006	1,141
Freddie Mac 6.00% 2037[5]	1,205	1,356
Freddie Mac 6.00% 2037[5]	286	321
Freddie Mac 3.64% 2039[3,5]	1,055	1,111
Freddie Mac 3.408% 2041[3,5]	1,692	1,801
Freddie Mac 5.00% 2041[5]	755	834
Freddie Mac, Series 1567, Class A, 0.555% 2023[3,5]	24	24
Freddie Mac, Series 2626, Class NG, 3.50% 2023[5]	77	79
Freddie Mac, Series T-041, Class 3-A, 6.539% 2032[3,5]	326	374
Freddie Mac, Series 3061, Class PN, 5.50% 2035[5]	3,095	3,451
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036[5]	3,751	3,472
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[5]	1,845	1,680
Freddie Mac, Series 3156, Class NG, 6.00% 2036[5]	1,953	2,148
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[5]	521	476
Freddie Mac, Series 3271, Class OA, 6.00% 2037[5]	2,588	2,843
Government National Mortgage Assn. 2.50% 2042[3,5]	2,402	2,463
Government National Mortgage Assn. 4.00% 2044[5]	33,740	36,006
Government National Mortgage Assn. 4.00% 2044[5]	33,010	35,171
Government National Mortgage Assn. 1.351% 2060[3,5]	1,967	2,006
Government National Mortgage Assn. 4.626% 2061[5]	1,532	1,660
Government National Mortgage Assn. 4.654% 2061[5]	11,125	12,104
Government National Mortgage Assn. 4.671% 2061[5]	2,768	3,017
Government National Mortgage Assn. 4.672% 2061[5]	1,962	2,141
Government National Mortgage Assn. 4.70% 2061[5]	2,010	2,177
Government National Mortgage Assn. 4.797% 2061[5]	1,310	1,415
Government National Mortgage Assn. 4.681% 2062[5]	2,064	2,258
Government National Mortgage Assn. 4.861% 2062[5]	160	174
Government National Mortgage Assn. 4.869% 2062[5]	464	505
Government National Mortgage Assn. 5.181% 2062[5]	339	368
Government National Mortgage Assn. 2.402% 2063[3,5]	6,469	6,952
Government National Mortgage Assn. 4.777% 2063[5]	181	197
Government National Mortgage Assn. 5.064% 2063[5]	431	462
Government National Mortgage Assn. 1.246% 2064[3,5,7]	1,031	1,050
Government National Mortgage Assn. 2.403% 2064[3,5]	9,101	9,780
Government National Mortgage Assn. 4.759% 2064[5,7]	2,055	2,221
Government National Mortgage Assn. 4.762% 2064[5]	4,470	4,882
Government National Mortgage Assn. 4.775% 2064[5]	4,364	4,768
Government National Mortgage Assn. 5.048% 2064[5]	1,680	1,802
Government National Mortgage Assn. 5.179% 2064[5,7]	1,766	1,918
Government National Mortgage Assn. 5.407% 2064[5,7]	1,172	1,241
Intermediate Bond Fund of America — Page 10 of 14

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 6.64% 2064[5,7]	$7,932	$8,785
Government National Mortgage Assn., Series 2012-H12, Class FT, 0.80% 2062[3,5]	4,275	4,303
		730,449
Commercial mortgage-backed securities 4.25%
Aventura Mall Trust, Series A, 3.867% 2032[3,4,5]	4,300	4,554
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[3,5]	20,375	21,408
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[3,5]	7,005	7,712
Commercial Mortgage Trust, Series 2014-277P, Class A, 3.731% 2024[3,4,5]	3,000	3,091
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[5]	17,047	18,426
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class A, 1.05% 2027[3,4,5]	24,215	24,263
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class E, 5.736% 2036[3,5]	2,000	2,207
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A-3, 5.467% 2039[5]	12,991	13,880
DBUBS Mortgage Trust, Series 2011-LC2A, Class A-2, 3.386% 2044[4,5]	2,850	2,955
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[4,5]	8,343	8,642
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.009% 2031[3,4,5]	21,240	21,261
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.49% 2045[3,5]	1,064	1,067
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.014% 2038[3,5]	24,371	25,975
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[5]	2,950	3,195
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[5]	10,314	11,434
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A-2, 3.645% 2044[4,5]	1,102	1,140
Hilton USA Trust, Series 2013-HLF, AFL, 1.156% 2030[3,4,5]	20,000	20,011
Hilton USA Trust, Series 2013-HLF, BFL, 1.656% 2030[3,4,5]	5,000	5,004
Hilton USA Trust Series 2013-HLF, CFL, 2.056% 2030[3,4,5]	7,000	7,006
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[4,5]	25,562	25,801
Hilton USA Trust, Series 2013-HLF-BFX, 3.367% 2030[4,5]	4,250	4,341
Hilton USA Trust, Series 2013-HLF, CFX, 3.7141% 2030[4,5]	8,750	8,925
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.467% 2037[3,5]	598	597
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 2042[3,5]	1,000	1,032
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[5]	7,789	8,364
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[4,5]	6,676	6,933
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.892% 2049[3,5]	11,497	12,665
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.892% 2049[3,5]	10,050	10,992
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045[5]	4,839	5,168
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A-M, 6.06% 2045[3,5]	6,500	7,004
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[3,5]	2,762	2,935
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040[5]	7,573	8,240
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.37% 2045[3,5]	4,500	5,097
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A-1-A, 6.066% 2046[3,5]	5,898	6,338
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[5]	3,000	3,209
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.079% 2049[3,5]	12,250	13,500
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2021[4,5]	8,480	8,746
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.833% 2042[3,5]	1,000	1,064
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[5]	27,725	29,837
Morgan Stanley Capital I Trust, Series 2011-C3, Class A-2, 3.224% 2049[5]	5,563	5,771
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[5]	15,000	16,251
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.891% 2043[3,5]	9,804	10,466
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.455% 2044[3,5]	8,603	8,938
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.933% 2049[3,5]	7,500	8,162
		423,607
Intermediate Bond Fund of America — Page 11 of 14

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Collateralized mortgage-backed (privately originated) 0.16%	Principal amount (000)	Value (000)
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032[5]	$216	$231
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032[5]	212	230
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033[5]	287	309
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033[5]	748	822
Freddie Mac, Series 2013-DN2, Class M-1, 1.605% 2023[3,5]	3,006	3,012
Freddie Mac, Series 2013-DN1, Class M-1, 3.555% 2023[3,5]	3,603	3,753
Freddie Mac, Series 2014-DN1, Class M-1, 1.155% 2024[3,5]	7,256	7,229
Paine Webber CMO, Series O, Class 5, 9.50% 2019[5]	37	39
		15,625
Other mortgage-backed securities 0.12%
Bank of Montreal 2.85% 2015[4,5]	7,500	7,645
Northern Rock PLC 5.625% 2017[4,5]	3,150	3,527
Royal Bank of Canada 3.125% 2015[4,5]	1,000	1,017
		12,189
Total mortgage-backed obligations		1,181,870
Asset-backed obligations 3.06%
Aesop Funding II LLC, Series 2013-1A, Class A, 1.92% 2019[4,5]	8,360	8,333
Aesop Funding LLC, Series 2012-3A, Class A, 2.10% 2019[4,5]	10,000	10,077
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[4,5]	15,190	15,619
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[4,5]	17,500	17,484
Ally Auto Receivables Trust, Series 2014-1, Class A3, 0.97% 2018[5]	26,250	26,244
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.176% 2021[3,4,5,7]	20,245	20,264
CarMaxAuto Owner Trust, Series 2014-1, Class A-2, 0.47% 2017[5]	4,442	4,445
CarMaxAuto Owner Trust, Series 2014-1, Class A-3, 0.79% 2018[5]	5,090	5,088
CarMaxAuto Owner Trust, Series 2014-3, Class A-3, 1.16% 2019[5]	15,280	15,285
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020[5]	893	929
Chesapeake Funding LLC, Series 2014-1-A, Class A, 0.579% 2026[3,4,5]	2,500	2,501
Dell Equipment Finance Trust, Series 2014-1, Class A2, 0.64% 2016[4,5]	5,000	5,001
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2019[5]	9,315	9,315
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05% 2017[4,5]	5,460	5,465
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[4,5]	7,085	7,081
Ford Credit Auto Lease Trust, Series 2014-B, Class A3, 0.89% 2017[5]	3,355	3,357
Ford Credit Auto Owner Trust, Series 2014-B-A3, 0.90% 2018[5]	23,290	23,307
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[4,5]	1,980	2,000
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029[5]	323	340
Hertz Fleet Lease Funding LP, Series 2014-1-A, 0.557% 2028[3,4,5]	10,455	10,459
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[4,5]	22,000	22,044
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-2, 1.83% 2019[4,5]	15,000	14,948
Honda Auto Receivables Owner Trust, Series 2014-1, Class A-3, 0.67% 2017[5]	2,960	2,953
Honda Auto Receivables Owner Trust, Series 2014-3, Class A-3, 0.88% 2017[5]	22,245	22,235
Hyundai Auto Receivables Trust, Series 2014-A, Class A2, 0.46% 2017[5]	2,415	2,416
Hyundai Auto Receivables Trust, Series 2013-B, Class A4, 1.01% 2019[5]	7,000	7,009
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2040[5]	2,742	2,910
Mercedes-Benz Auto Receivables Trust, Series 2014-1, Class A3, 0.87% 2018[5]	26,260	26,237
Option One Mortgage Loan Trust, Series 2007-FXD2, Class II-A-6, 5.68% 2037[3,5]	1,305	1,183
Option One Mortgage Loan Trust, Series 2007-FXD2, Class II-A-3, 5.715% 2037[3,5]	3,423	3,094
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A3, 0.76% 2018[5]	6,750	6,738
		304,361
Intermediate Bond Fund of America — Page 12 of 14

Bonds, notes & other debt instruments Federal agency bonds & notes 2.87%	Principal amount (000)	Value (000)
CoBank, ACB 0.831% 2022[3,4]	$935	$886
Fannie Mae 2.625% 2014	9,000	9,048
Fannie Mae 3.00% 2014	8,250	8,259
Fannie Mae 1.625% 2015	20,000	20,309
Fannie Mae 2.375% 2015	25,000	25,485
Fannie Mae 0.50% 2016	14,630	14,661
Fannie Mae 0.875% 2018	15,000	14,722
Fannie Mae 1.875% 2018	25,110	25,478
Fannie Mae, Series 2012-M13, multifamily 1.246% 2017[5]	41,711	41,875
Fannie Mae, Series 2012-M8, multifamily 1.52% 2019[5]	8,335	8,369
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 2023[3,5]	6,405	6,820
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.501% 2024[3,5]	5,455	5,794
Federal Agricultural Mortgage Corp. 5.125% 2017[4]	1,070	1,186
Federal Home Loan Bank 5.375% 2016	1,420	1,557
Federal Home Loan Bank 1.75% 2018	25,000	25,144
Freddie Mac 0.75% 2018	10,000	9,832
Freddie Mac 4.875% 2018	11,135	12,578
Freddie Mac 1.25% 2019	25,000	24,312
Freddie Mac 1.375% 2020	20,000	19,423
Freddie Mac, Series K714, Class A2, multifamily 3.034% 2020[3,5]	3,580	3,742
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[3,5]	6,360	6,737
		286,217
Bonds & notes of governments & government agencies outside the U.S. 1.37%
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	4,250	4,273
Bermuda Government 5.603% 2020[4]	10,450	11,600
Bermuda Government 4.854% 2024[4]	3,525	3,692
Caisse d'Amortissement de la Dette Sociale 3.375% 2024[4]	9,090	9,569
Chilean Government 3.875% 2020	5,000	5,375
Finland (Republic of) 1.25% 2015[4]	10,000	10,111
France Government Agency-Guaranteed, Société Finance 2.875% 2014[4]	5,440	5,448
Lithuania (Republic of) 7.375% 2020	10,000	12,281
Netherlands Government 1.00% 2017	10,000	10,049
Polish Government 5.00% 2015	8,000	8,404
Polish Government 6.375% 2019	2,825	3,363
Polish Government 3.00% 2023	15,000	14,883
Spanish Government 4.00% 2018[4]	25,000	26,768
United Mexican States Government Global, Series A, 4.00% 2023	10,000	10,613
		136,429
Municipals 0.48%
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2012-E, 2.197% 2019	5,500	5,549
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	12,500	12,725
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.107% 2018	13,500	13,640
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	7,500	7,412
State of New Jersey, G.O. Ref. Bonds, Series H, Assured Guaranty Municipal insured, 5.25% 2015	8,000	8,338
		47,664
Total bonds, notes & other debt instruments (cost: $9,442,574,000)		9,569,987
Intermediate Bond Fund of America — Page 13 of 14

Preferred securities 0.03% U.S. government agency securities 0.03%	Shares	Value (000)
CoBank, ACB, Class E, noncumulative[4]	4,000	$2,896
Total preferred securities (cost: $3,985,000)		2,896
Short-term securities 8.16%	Principal amount (000)
Chevron Corp. 0.09% due 9/24/2014[4]	$ 3,700	3,700
Coca-Cola Co. 0.11%—0.12% due 10/6/2014—11/19/2014[4]	62,600	62,594
E.I. duPont de Nemours and Co. 0.08% due 9/3/2014[4]	40,000	40,000
Fannie Mae 0.09%—0.11% due 12/2/2014—3/16/2015	230,400	230,336
Federal Farm Credit Banks 0.13% due 5/29/2015	35,000	34,972
Freddie Mac 0.09%—0.14% due 2/3/2015—6/10/2015	158,000	157,918
General Electric Co. 0.16% due 12/18/2014	25,400	25,390
Harvard University 0.09% due 10/22/2014	21,028	21,026
IBM Corp. 0.08%—0.10% due 9/22/2014—9/29/2014[4]	101,816	101,813
John Deere Financial Ltd. 0.08% due 9/11/2014[4]	36,200	36,199
Jupiter Securitization Co., LLC 0.25% due 3/10/2015[4]	25,000	24,965
Merck & Co. Inc. 0.08% due 10/1/2014[4]	45,000	44,998
National Rural Utilities Cooperative Finance Corp. 0.09% due 9/10/2014—9/18/2014	28,500	28,499
Total short-term securities (cost: $812,340,000)		812,410
Total investment securities 104.32% (cost: $10,258,899,000)		10,385,293
Other assets less liabilities (4.32)%		(430,464)
Net assets 100.00%		$9,954,829
[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $28,842,000, which represented .29% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,118,136,000, which represented 11.23% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	A portion or all of the security purchased on a TBA basis.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $35,479,000, which represented .36% of the net assets of the fund.
Key to abbreviations
Auth. = Authority
Fin. = Finance
G.O. = General Obligation
Ref. = Refunding
Rev. = Revenue
TBA = To be announced
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-023-1014O-S42241	Intermediate Bond Fund of America — Page 14 of 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America, including the summary schedule of investments, as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of August 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

October 9, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA

By /s/ Mark A. Brett
Mark A. Brett, President and Principal Executive Officer

Date: October 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark A. Brett
Mark A. Brett, President and Principal Executive Officer

Date: October 31, 2014

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: October 31, 2014